SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K


                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                October 10, 2003



                                  CILCORP INC.
             (Exact name of registrant as specified in its charter)


         Illinois                        2-95569                37-1169387
(State or other jurisdiction           (Commission           (I.R.S. Employer
     of incorporation)                 File Number)          Identification No.)


                   300 Liberty Street, Peoria, Illinois 61602
              (Address of principal executive offices and Zip Code)


       Registrant's telephone number, including area code: (309) 677-5230



                         CENTRAL ILLINOIS LIGHT COMPANY
             (Exact name of registrant as specified in its charter)


         Illinois                        1-2732                 37-0211050
(State or other jurisdiction           (Commission           (I.R.S. Employer
     of incorporation)                 File Number)          Identification No.)


                   300 Liberty Street, Peoria, Illinois 61602
              (Address of principal executive offices and Zip Code)


       Registrant's telephone number, including area code: (309) 677-5230

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

The following changes in directors and officers were announced on October 10, 2003:

CILCORP Inc.
------------

o Paul A. Agathen, director and Senior Vice President will retire from CILCORP Inc. and in conjunction therewith will relinquish his directorship effective October 10, 2003.

o Daniel F. Cole, Senior Vice President, was elected to fill the vacancy on the board of directors created by Mr. Agathen's retirement effective October 10, 2003.

o Charles W. Mueller, Chairman and director, will retire on December 31, 2003.

o Gary L. Rainwater, President, Chief Executive Officer and director, will succeed Mr. Mueller as Chairman upon his retirement. Effective January 1, 2004, Mr. Rainwater will serve as Chairman, Chief Executive Officer, President and director.

o Steven R. Sullivan, Vice President Regulatory Policy, General Counsel and Secretary, was elected Senior Vice President Governmental/Regulatory Policy, General Counsel and Secretary effective October 10, 2003. Mr. Sullivan was elected to fill the vacancy on the board of directors created by Mr. Mueller's retirement effective January 1, 2004.

o Warner L. Baxter, Senior Vice President (principal financial officer) and director, was elected Executive Vice President and Chief Financial Officer effective October 10, 2003.

Central Illinois Light Company
------------------------------

o Paul A. Agathen, director and Senior Vice President will retire from Central Illinois Light Company and in conjunction therewith will relinquish his directorship effective October 10, 2003.

o Daniel F. Cole, Senior Vice President, was elected to fill the vacancy on the board of directors created by Mr. Agathen's retirement effective October 10, 2003.

o Charles W. Mueller, Chairman and director, will retire on December 31, 2003.

o Gary L. Rainwater, President, Chief Executive Officer and director, will succeed Mr. Mueller as Chairman upon his retirement. Effective January 1, 2004, Mr. Rainwater will serve as Chairman, Chief Executive Officer, President and director.

o Steven R. Sullivan, Vice President Regulatory Policy, General Counsel and Secretary, was elected Senior Vice President Governmental/Regulatory Policy, General Counsel and Secretary effective October 10, 2003. Mr. Sullivan was elected to fill the vacancy on the board of directors created by Mr. Mueller's retirement effective January 1, 2004.

o Warner L. Baxter, Senior Vice President (principal financial officer) and director, was elected Executive Vice President and Chief Financial Officer effective October 10, 2003.

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

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           CILCORP INC.
                                             (Registrant)


                                           By        /s/ Martin J. Lyons
                                              ---------------------------------
                                              Martin J. Lyons
                                              Vice President and Controller
                                              (Principal Accounting Officer)


                                           CENTRAL ILLINOIS LIGHT COMPANY
                                                       (Registrant)


                                           By        /s/ Martin J. Lyons
                                              ---------------------------------
                                              Martin J. Lyons
                                              Vice President and Controller
                                              (Principal Accounting Officer)

Date:  October 10, 2003




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